SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 22, 2004 (November 19, 2004)

FLOWERS FOODS, INC.

(Exact name of registrant as specified in its charter)

Georgia	1-16247	58-2582379

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1919 Flowers Circle, Thomasville, GA		31757

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:          (229) 226-9110

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SIGNATURES
EX-99.1 PRESS RELEASE

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On November 19, 2004, the Board of Directors of Flowers Foods, Inc. elected Manuel A. Fernandez to the company’s Board of Directors, effective January 1, 2005, and appointed him to serve on the audit committee. Mr. Fernandez will stand for election at the 2005 Annual Meeting of Shareholders to serve for a term of three years. There have been no related party transactions between Mr. Fernandez and Flowers Foods, Inc. or any of its subsidiaries in the last year.

     The press release announcing Mr. Fernandez’s election to the Board of Directors is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(c)           Exhibits.

The following exhibit is furnished as part of this Report:

Exhibit Number	Description
99.1	Press release of Flowers Foods, Inc. dated November 22, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOWERS FOODS, INC.
	By:	/s/ Jimmy M. Woodward
		Name:	Jimmy M. Woodward
Date: November 22, 2004		Title:	Sr. Vice-President, Chief Financial Officer and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Flowers Foods, Inc. dated November 22, 2004